EXHIBIT 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT AND CONSENT

This Amendment No. 3 to Credit Agreement and Consent (the “Agreement”) is dated as of August 30, 2010 and effective in accordance with Section 4 below, by and among L-1 IDENTITY SOLUTIONS OPERATING COMPANY (formerly known as L-1 Identity Solutions, Inc.), a Delaware corporation (the “Borrower”), L-1 IDENTITY SOLUTIONS, INC., a Delaware corporation (“Holdings”), each of the other Guarantors, each Lender party hereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.

STATEMENT OF PURPOSE

WHEREAS, the Borrower, Holdings, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of August 5, 2008 (as amended by Amendment No. 1 to Credit Agreement, dated as of July 8, 2009, and Amendment No. 2 to Credit Agreement dated as of April 30, 2010, and as otherwise previously modified and amended, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Lenders party hereto have agreed to grant such requests of the Borrower.

NOW, THEREFORE, subject to the occurrence of the Effective Date (as defined below) pursuant to Section 4 hereof and in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Capitalized Terms.  Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Agreement).

2. Amendments.

(a)           Amendment to Section 7.11(a).  Section 7.11(a) (“Financial Covenants; Consolidated Debt Service Coverage Ratio”) is hereby amended by deleting the proviso at the end of such section in its entirety and replacing it with the following:

“; provided that notwithstanding the foregoing, if on or prior to September 30, 2010 Holdings or one or more of its Affiliates shall have entered into one or more definitive agreements providing for the sale of all or substantially all of the assets and operations of Holdings and its Subsidiaries (whether pursuant to a sale of Equity Interests of Holdings or any of its Subsidiaries, a merger, an asset sale or otherwise), then the minimum Consolidated Debt Service Coverage Ratio for the period from September 30, 2010 to and including March 30, 2011 shall remain at 1.65 to 1.00.”

(b)           Amendment to Section 7.11(b).  Section 7.11(b) (“Financial Covenants; Consolidated Borrower Leverage Ratio”) is hereby amended by deleting the proviso at the end of such section in its entirety and replacing it with the following:

“; provided that notwithstanding the foregoing, if on or prior to September 30, 2010 Holdings or one or more of its Affiliates shall have entered into one or more definitive agreements providing for the sale of all or substantially all of the assets and operations of Holdings and its Subsidiaries (whether pursuant to a sale of Equity Interests of Holdings or any of its Subsidiaries, a merger, an asset sale or otherwise), then the maximum Consolidated Leverage Ratio for the period from September 30, 2010 to and including March 30, 2011 shall remain at 3.85 to 1.00.”

3. Consent.  Subject to the terms and conditions set forth herein and the occurrence of the Effective Date, notwithstanding any limitation in Section 7.05 of the Credit Agreement to the contrary, the Administrative Agent, the L/C Issuer and the Lenders hereby consent to Holdings and/or one or more of its Subsidiaries entering into, and consummating the transactions contemplated by, a definitive agreement for the sale of certain assets of Holdings and its Subsidiaries, including the Equity Interests of certain Subsidiaries of Holdings other than the Borrower and the assignment of certain contract rights of Subsidiaries of Holdings, which assets considered in the aggregate constitute less than all or substantially all of the assets of Holdings and its Subsidiaries so long as (a) within three Business Days after the entering into of any such agreement, the Borrower has provided to the Administrative Agent, for delivery to the Lenders, (i) a balance sheet and income statement giving pro forma effect to such Disposition, and (ii) a certificate demonstrating that the Borrower would be in compliance with the financial covenants set forth in Section 7.11 of the Credit Agreement as of the most recently completed Reference Period ended prior to such transaction for which the financial statements and certificates required by Section 6.01(a) or 6.01(b) of the Credit Agreement have been delivered, after giving pro forma effect to such transaction (including the repayment of Obligations required by this Section 3) as if such Disposition had occurred as of the first day of such period, (b) 100% of the purchase price is to be paid by the purchaser in cash, (c) in the reasonable opinion of Holdings, such Disposition will not have a materially adverse impact on any ongoing or anticipated negotiations for the Dispositions of the remainder of the assets of Holdings and its Subsidiaries in one or more other transactions, and (d) within two Business Days after the consummation of such Disposition, 100% of the Net Cash Proceeds are applied to the prepayment of the Obligations in accordance with the provisions of Section 2.05(b)(vii)(B) of the Credit Agreement as if such Disposition were one with respect to which the provisions of Section 2.05(b)(ii) of the Credit Agreement applied (but ignoring any time frames or reinvestment provisions contained in Section 2.05(b)(ii) of the Credit Agreement).  For the avoidance of doubt, this Section 3 shall not apply to any Disposition, or agreement therefor, with respect to all or substantially all of the assets of Holdings and its Subsidiaries, and no agreement entered into to which this Section 3 applies shall, in and of itself, constitute the satisfaction of the condition in the proviso to Section 7.11(a) or Section 7.11(b) of the Credit Agreement with respect to the entering into of one or more definitive agreements providing for the sale of all or substantially all of the assets and operations of Holdings and its Subsidiaries.  In the event that at any time after the entering into of any agreement purported to be permitted by this Section 3, any condition or requirement in this Section 3 is not satisfied within the time period provided herein, unless such agreement has been terminated in accordance with the terms thereof, such failure shall constitute an immediate Event of Default under the Credit Agreement.

4. Conditions to Effectiveness.  This Agreement shall be effective upon the satisfaction of each of the following conditions (the date of satisfaction of such conditions, the “Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, the Required Lenders and each of the Loan Parties;

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(b) the Borrower shall have paid to the Administrative Agent (or its applicable affiliate), for the account of each Lender that executes and delivers to the Administrative Agent (or its counsel) a signature page to this Agreement, an amendment fee in an amount equal to (i) 0.05% times (ii) the sum of (A) the principal amount of such consenting Lender’s Revolving Commitment plus (B) the aggregate Outstanding Amount of all Term Loans of such consenting Lender, provided that such fee shall only be paid to those Lenders whose signature page is actually received (whether as an original or as an electronic transmission in accordance with Section 8(c) below) by the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on August 30, 2010 unless such later time (prior to the Effective Date) is otherwise agreed by the Administrative Agent and the Borrower;

(c) the Administrative Agent shall have been paid all other fees owed to it and reimbursed for all reasonable, invoiced out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Agreement, including, without limitation, the reasonable, invoiced fees and disbursements of counsel for the Administrative Agent; and

(d) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.

5. Effect of the Agreement.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (i) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (ii) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6. Representations and Warranties/No Default.  On and as of the date hereof, after giving effect to this Agreement,

(a)           the Borrower hereby certifies, represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties set forth in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects (in each case, except to the extent any such representation and warranty is itself qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent any such representation and warranty is itself qualified by materiality or Material Adverse Effect, in which case it shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most

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recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (ii) that no Default or Event of Default has occurred or is continuing;

(b)           each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:

(i)           it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(ii)           this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of such Loan Party, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

7. Reaffirmations.  Each Loan Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Guaranty, the Security Agreement, the Pledge Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8. Miscellaneous.

(a)           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)           Counterparts.  This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(c)           Electronic Transmission.  A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

L-1 IDENTITY SOLUTIONS OPERATING COMPANY, as Borrower

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

L-1 IDENTITY SOLUTIONS, INC., as Holdings

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

IMAGING AUTOMATION (DE) LIMITED LIABILITY COMPANY (formerly known as Imaging Automation, Inc.), as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

INTEGRATED BIOMETRIC TECHNOLOGY, LLC, as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

SECURIMETRICS, INC., as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature pages continue.]

Amendment No. 3
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TRANS DIGITAL TECHNOLOGIES LIMITED LIABILITY COMPANY (formerly known as Trans Digital Technologies Corporation), as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

IBT ACQUISITION, LLC, as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

IRIDIAN TECHNOLOGIES, LLC (formerly known as Iridian Technologies, Inc.), as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

IDENTIX INCORPORATED, as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

INTEGRATED BIOMETRIC TECHNOLOGY SERVICES, LLC, as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

L-1 SECURE CREDENTIALING, INC., as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature pages continue.]

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MCCLENDON, LLC, as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

ADVANCED CONCEPTS, INC., as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

SPECTAL, LLC, as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

COMNETIX, LLC (formerly known as Comnetix Inc.), as Guarantor

By:	/s/ James DePalma
Name:	James DePalma
Title:	Executive Vice President, Chief Financial Officer & Treasurer

[Signature pages continue.]

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michael J. Landini
Name:	Michael J. Landini
Title:	Senior Vice President

[Signature pages continue.]

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BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender and a Lender

By:	/s/ Michael J. Landini
Name:	Michael J. Landini
Title:	Senior Vice President

[Signature pages continue.]

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AMNC VII, LIMITED
By:American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

Amendment No. 3
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AMNC VIII, LIMITED
By:American Money Management Corp., as Collateral Manager, as a Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

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APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender
By:Loomis, Sayles & Company, L.P., Its Investment Manager
By:Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

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APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender
By:Loomis, Sayles & Company, L.P., Its Investment Manager
By:Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

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ARES NF CLO XIV LTD, as a Lender ARES NF CLO XIV LTD.
By:Ares NF CLO XIV Management, L.P., its Collateral Manager
By:Ares NF CLO XIV Management, LLC, its General Manager

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

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Arizona State Retirement System
By:Credit Suisse Alternative Capital, Inc. its investment adviser
, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

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Atrium CDO

[___________________________], as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

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ATRIUM V
By:Credit Suisse Alternative Capital, Inc., as collateral manager

[___________________________], as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

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BABSON CLO LTD. 2005-II BABSON CLO LTD. 2005-III BABSON CLO LTD. 2006-II BABSON CLO LTD. 2008-I BABSON CLO LTD. 2008-II ARTUS LOAN FUND 2007-I, LTD. BABSON LOAN OPPORTUNITY CLO, LTD.
By:Babson Capital Management LLC as Collateral Manager
as a Lender

By:	/s/ Michael Freno
Name:	Michael Freno
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY C.M. LIFE INSURANCE COMPANY
By:Babson Capital Management LLC as Investment Adviser,
as a Lender

By:	/s/ Michael Freno
Name:	Michael Freno
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By:Babson Capital Management LLC as Investment Manager,
as a Lender

By:	/s/ Michael Freno
Name:	Michael Freno
Title:	Managing Director

SAPPHIRE VALLEY CDO I, LTD.
By:Babson Capital Management LLC as Collateral Manager,
as a Lender

By:	/s/ Michael Freno
Name:	Michael Freno
Title:	Managing Director

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The Bank of Nova Scotia, as a Lender

By:	/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director

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BCI I LOAN FUNDING LLC, as a Lender

By:	/s/ Emily Chong
Name:	Emily Chong
Title:	Director

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BENTHAM WHOLESALE SYNDICATED LOAN FUND
By:Credit Suisse Alternative Capital Inc., as agent (Sub advisor) for Challenger Investment Services Limited, the responsible entity for Bentham Wholesale Syndicated Loan Fund
[___________________________], as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

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BlackRock Funds II BlackRock Floating Rate Income Portfolio
Ariel Reinsurance Company Ltd.
BlackRock Credit Investors Master Fund, L.P.
BlackRock Defined Opportunity Credit Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Fixed Income Value Opportunities Trust
Magnetite V CLO, Limited
Master Senior Floating Rate LLC
Missouri State Employees’ Retirement System
BlackRock Senior Floating Rate Portfolio

, as a Lender

By:	/s/ C. Adrian Marshall
Name:	C. Adrian Marshall
Title:	Authorized Signatory

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BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND
By: GSO / Blackstone Debt funds Management LLC As Investment Adviser, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

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CARLYLE ARNAGE CLO, LTD.,
as a Lender

By:	/s/ Linda Page
Name:	Linda Page
Title:	Managing Director

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CARLYLE AZURE CLO, LTD.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

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CARYLYLE BRISTOL CLO, LTD.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

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CARYLYLE BRISTOL CLO, LTD.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

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CARYLYLE MCLAREN CLO, LTD.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

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CARYLYLE MODENA CLO, LTD.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

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CARYLYLE VANTAGE CLO, LTD.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

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CARYLYLE VEYRON CLO, LTD.,
as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

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CASTLE GARDEN FUNDING

[___________________________], as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

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CHELSEA PARK CLO LTD.
By:GSO / BLACKSTONE Debt Funds Management LLC as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

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CHURCHILL FINANCIAL CAYMAN LTD,
as a Lender
By:Churchill Financial LLC, as its collateral manager

By:	/s/ Thomas Hennigan
Name:	Thomas Hennigan
Title:	Senior Vice President

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CIT BANK, as a Lender

By:	/s/ Thomas G. McNicholas
Name:	Thomas G. McNicholas
Title:	Senior Vice President

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CIT CLO I LTD., as a Lender
By:CIT Asset Management LLC

By:	/s/ Roger M. Burns
Name:	Roger M. Burns
Title:	President, CIT Asset Management

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CONFLUENT 4 LIMITED,
as a Lender

By:Loomis, Sayles & Company, L.P., As Sub-Manager
By:Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

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CRATOS CLO I LTD., as a Lender

By:Cratos CDO Management, LLC, As Attorney-in-Fact
By:JMP Credit Advisors LLC, Its Manager

By:	/s/ Ronald Banks
Name:	Ronald Banks
Title:	Managing Director

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CREDOS FLOATING RATE FUND, L.P.

By:Shenkman Capital Management, Inc., Its General Partner

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

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CSAM FUNDING I
[___________________________], as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

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CSAM FUNDING II
[___________________________], as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

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EMPLOYERS INSURANCE COMPANY OF WAUSAU, as a Lender

By:	/s/ Robert Howard
Name:	Robert Howard
Title:	Authorized Signatory

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FIRST TRUST / FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II
as a Lender

By:Four Corners Capital Management, LLC, As Sub-Adviser

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Vice President

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FOUR CORNERS CLO III, LTD.
as a Lender

By:Macquarie Funds Group FKA Four Corners Management, LLC, As Collateral manager

By:	/s/ John Heitkemper
Name:	John Heitkemper
Title:	Vice President

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FRANKLIN FLOATING RATE DAILY ACCESS FUND, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

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FRANKLIN FLOATING RATE MASTER SERIES, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

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FRANKLIN TEMPLETON SERIES II FUNDS FRANKLIN FLOATING RATE II FUND, as a Lender

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Jeffrey Skinner
Name:	Jeffrey Skinner
Title:	Duly Authorized Signatory

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GMAM GROUP PENSION TRUST I
By:State Street Bank & Trust Company as Trustee For GMAM Group Pension Trust I

By:	/s/ Timothy Weston
Name:	Timothy Weston
Title:	Officer

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GOLDEN EAGLE INSURANCE CORPORATION, as a Lender

By:	/s/ Robert Howard
Name:	Robert Howard
Title:	Authorized Signatory

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GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY
By:Goldman Sachs Assets manager, L.P., as Manager, as a Lender

By:	/s/ Casey Lankeman
Name:	Casey Lankeman
Title:	Vice President

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GOLDMAN SACHS SPECIALTY LENDING CLO-I, LTD,
as a Lender
By:Goldman Sachs Specialty Lending Group, L.P., attorney-in-fact

By:	/s/ Steven S. Pluss
Name:	Steven S. Pluss
Title:	Senior Vice President

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GULF STREAM-COMPASS CLO 2002-I, LTD
By:Gulf Stream Asset Management LLC, as Collateral Manager

GULF STREAM-COMPASS CLO 2003-I, LTD
By:Gulf Stream Asset Management LLC, as Collateral Manager

GULF STREAM-COMPASS CLO 2004-I, LTD
By:Gulf Stream Asset Management LLC, as Collateral Manager

GULF STREAM-COMPASS CLO 2005-II, LTD
By:Gulf Stream Asset Management LLC, as Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I, LTD
By:Gulf Stream Asset Management LLC, as Collateral Manager

as a Lender

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

HOUSTON POLICE OFFICERS PENSION SYSTEM
By:Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LAFAYETTE SQUARE CDO LTD.,
By:Blackstone Debt Advisors L.P., as Collateral Manager, as a Lender

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LFSIGXG LLC, as a Lender
By:Highbridge Principal Strategies LLC, its Sub-Investment Manager,

By:	/s/ Jamie Donsky
Name:	Jamie Donsky
Title:	Director of Loan Operations

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LIBERTY INSURANCE CORPORATION, as a Lender

By:	/s/ Robert Howard
Name:	Robert Howard
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LIBERTY MUTUAL FIRE INSURANCE COMPANY, as a Lender

By:	/s/ Robert Howard
Name:	Robert Howard
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LIBERTY MUTUAL INSURANCE COMPANY, as a Lender

By:	/s/ Robert Howard
Name:	Robert Howard
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LOOMIS SAYLES CLO I, LTD. As Lender
By:Loomis, Sayles & Company, L.P., Its Collateral Manager
By:Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD., As Lender
By:Loomis, Sayles & Company, L.P., Its Investment Manager
By:Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

LOOMIS SAYLES SENIOR LOAN FUND, LLC As Lender
By:Loomis, Sayles & Company, L.P., Its Managing Member
By:Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

MADISON PARK FUNDING I, LTD., as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

MADISON PARK FUNDING II, LTD.,
By:Credit Suisse Alternative Capital, Inc., as Collateral Manager, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

MADISON PARK FUNDING III, LTD.,
By:Credit Suisse Alternative Capital, Inc., as Collateral Manager, as a Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

NATIXIS LOOMIS SAYLES SENIOR LOAN FUND As Lender
By:Loomis, Sayles & Company, L.P., Its Investment Manager
By:Loomis, Sayles & Company, Incorporated, Its General Partner

, as a Lender

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

Old Westbury Global Opportunities Fund
By:Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

PIONEER STRATEGIC INCOME VCT PORTFOLIO,

PIONEER FLOATING RATE FUND,

PIONEER INSTITUTIONAL SOLUTIONS – CREDIT OPPORTUNITIES,

PIONEER STRATEGIC INCOME FUND,

MET INVESTORS SERIES TRUST – PIONEER STRATEGIC INCOME PORTFOLIO,

Each as a Lender

By:Pioneer Investment Management, Inc., as Investment Advisor to each Lender above

By:	/s/ Margaret C. Bagley
Name:	Margaret C. Bagley
Title:	Secretary and Associate General Counsel

STICHTING PESIOENFONDS MEDISCHE SPECIALISTEN,

STICHTING PENSIOENFONDS VOOR HUISARTSEN,

Each as a Lender

By:Pioneer Institutional Asset Management, Inc., as Investment Advisor to each Lender above

By:	/s/ Margaret C. Bagley
Name:	Margaret C. Bagley
Title:	Secretary and Associate General Counsel

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

PPM MONARCH BAY FUNDING LLC, as a Lender

By:	/s/ Stacy Lai
Name:	Stacy Lai
Title:	Assistant Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

Primus High Yield Bond Fund, L.P.
By:Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

PROASSURANCE CASUALTY COMPANY,
as a Lender

By:	/s/
Name:
Title:	CEO Director SVP OIM for ProAssurance Casualty Co.

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

Rogers Casey Target Solutions, LLC
By:Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

ROYAL BANK OF CANADA, as a Lender

By:	/s/ James F. Disher
Name:	James F. Disher
Title:	Authorized Signatory

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

SERIES 2006-I, LTD, as a Lender

By:PPM America, Inc., as Collateral Manager

By:	/s/ David C. Wagner
Name:	David C. Wagner
Title:	Managing Director

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

SOCIETE GENERALE, as a Lender

By:	/s/ Eric Siebert
Name:	Eric Siebert
Title:	Managing Director

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

STANFIELD CARRERA CLO, LTD., as a Lender

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

Tavitian Foundation, Inc.
By:Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

TD BANK, NA, as a Lender

By:	/s/ Maria Willner
Name:	Maria Willner
Title:	Senior Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

Trustees Of The University Of Pennsylvania
By:Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

Trustmark Insurance Company
By:Shenkman Capital Management, Inc., as Investment Advisor

By:	/s/ Richard H. Weinstein
Name:	Richard H. Weinstein
Title:	Executive Vice President

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages

WELLS FARGO BANK, N.A., as a Lender
(successor-by-merger to Wachovia Bank, National Association)

By:	/s/ Robert G. McGill Jr.
Name:	Robert G. McGill Jr.
Title:	Director

Amendment No. 3
L-1 Identity Solutions Operating Company
Signature Pages